   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1999

                                       REGISTRATION STATEMENT NO. 333-68493
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 3


                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             SL GREEN REALTY CORP.

             (Exact name of registrant as specified in its charter)

                       MARYLAND                                                13-3956775
   (State or other jurisdiction of incorporation or              (I.R.S. employer identification number)
                     organization)

                           --------------------------

                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10170
                                 (212) 594-2700
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             70 WEST 36(TH) STREET
                            NEW YORK, NEW YORK 10018
                         (FORMER ADDRESS OF REGISTRANT)
                           --------------------------

                                STEPHEN L. GREEN
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10170
                                 (212) 594-2700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                    COPY TO:

                            MICHAEL F. TAYLOR, ESQ.
                                BROWN & WOOD LLP
                      ONE WORLD TRADE CENTER, 58(TH) FLOOR
                              NEW YORK, N.Y. 10048
                                 (212) 839-8602
                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF PUBLIC: From time to time after this Registration Statement becomes effective. If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /X/

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON THE DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON THE DATE THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS.



      1.1  --Form of Underwriting Agreement.(1)
      4.1  --Form of Designating Amendment for Preferred Stock.(1)
      5.1  --Opinion of Brown & Wood LLP as to the legality of the securities.(2)
      8.1  --Opinion of Brown & Wood LLP as to tax matters.
     12.1  --Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred
           Dividends.(2)
     23.1  --Consent of Brown & Wood LLP (included in Exhibit 5.1).(2)
     23.2  --Consent of Ernst & Young LLP.(2)
     24.1  --Power of attorney (included on signature page of this registration statement) (2).


------------------------

(1) To be filed by amendment or incorporated by reference in connection with the offering of securities.


(2) Previously filed.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, SL Green Realty Corp. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, on September 28, 1999.


                                SL GREEN REALTY CORP.

                                BY:             /S/ THOMAS E. WIRTH
                                     ------------------------------------------
                                                  Thomas E. Wirth
                                              CHIEF FINANCIAL OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                       TITLE                         DATE
------------------------------------------------------  ---------------------------------  ----------------------

                /s/ STEPHEN L. GREEN*                   Chief Executive Officer and
     -------------------------------------------          Chairman of the Board of           September 28, 1999
                  Stephen L. Green*                       Directors

                /s/ DAVID J. NETTINA*                   President and Chief Operating
     -------------------------------------------          Officer (principal executive       September 28, 1999
                  David J. Nettina*                       officer)

                                                        Executive Vice President and
                 /s/ THOMAS E. WIRTH                      Chief Financial Officer
     -------------------------------------------          (principal financial officer       September 28, 1999
                   Thomas E. Wirth                        and principal accounting
                                                          officer)
               /s/ BENJAMIN P. FELDMAN
     -------------------------------------------        Director                             September 28, 1999
                 Benjamin P. Feldman

                /s/ JOHN H. ALSCHULER*
     -------------------------------------------        Director                             September 28, 1999
                  John H. Alschuler

            /s/ EDWIN THOMAS BURTON, III*
     -------------------------------------------        Director                             September 28, 1999
               Edwin Thomas Burton, III

                  /s/ JOHN S. LEVY*
     -------------------------------------------        Director                             September 28, 1999
                     John S. Levy


*   By Power of Attorney

                                 EXHIBIT INDEX


  EXHIBITS                                                          DESCRIPTION
-----------             ---------------------------------------------------------------------------------------------------
       1.1      --      Form of Underwriting Agreement.(1)
       4.1      --      Form of Designating Amendment for Preferred Stock.(1)
       5.1      --      Opinion of Brown & Wood LLP as to the legality of the securities.(2)
       8.1      --      Opinion of Brown & Wood LLP as to tax matters.
      12.1      --      Calculation of Ratios of Earnings to Fixed Charges.(2)
      23.1      --      Consent of Brown & Wood LLP (included in Exhibit 5.1).(2)
      23.2      --      Consent of Ernst & Young LLP.(2)
      24.1      --      Power of attorney (included on signature page of this registration statement).(2)


------------------------

(1) To be filed by amendment or incorporated by reference in connection with the offering of securities.

(2) Previously filed.